--------------------------------------------------------------------------------
Fellow Shareholders

--------------------------------------------------------------------------------

Asian stock markets outside Japan lost ground during your fund's fourth quarter, after rising strongly in previous months. Overall, the past 12 months were disappointing, as several Asian markets continued to suffer from the hangover that followed 1993's strong bull market.

  Asian stock markets, like those everywhere, are driven primarily by interest rates and earnings growth. In Asia (ex-Japan), interest rates are tied to U.S. rates in varying degrees, and U.S. rates eased only slightly this past quarter after falling significantly earlier in 1995. Countries with ballooning current account deficits, like Thailand and Malaysia, actually saw rates rise over the quarter. Most Asian economies are overheating after many years of enviable growth, and earnings projections consequently are being trimmed.

  With no help from earnings or interest rates, Asian markets struggled to make any progress, especially with American investors focused on their own booming market. Mutual fund flows into international funds were sluggish, and specialty Asian funds saw slight net redemptions.

  Your fund's results reflect the unfavorable market environment that prevailed for both the quarter and much of the year. Performance trailed the benchmark index chiefly because of the fund's increasing focus on the Asian equity markets at the expense of Australia and New Zealand -- markets we essentially exited last summer. These markets, which remain a large part of the benchmark index, outperformed for most of the year, as international investors sought refuge from the

-------------------------------------------------------------------------------
Performance Comparison
-------------------------------------------------------------------------------

                                                        Periods Ended 10/31/95
                                                        3 Months     12 Months
                                                        --------     ---------
New Asia Fund                                            -7.31%        -9.70%
MSCI Pacific Ex-Japan                                    -3.13         -2.08

-------------------------------------------------------------------------------

difficult conditions afflicting all the emerging markets of Asia. Performance was also hurt by a buildup of exposure to China and a corresponding underweighting in Hong Kong.

Market and Portfolio Review

Hong Kong shares, your fund's largest commitment, rose 2.7% over the quarter, led by the conglomerate sector. In contrast, China shares overall fell almost 16% (based on the MSCI China Free Index), though most of the damage was in the larger, Hong Kong-listed "H" and New York-listed "N" shares. We continued to add to our China exposure, both directly and through Hong Kong-listed companies with substantial mainland activities. All macro-economic evidence and our own visits to mainland companies show a successful soft landing in progress for this formerly overheated mega-economy. The government is easing credit gradually; inflation is falling fast toward single digits; and the external accounts and foreign reserves look healthy indeed. More important, succession to Deng Xiao Peng seems to be assured, and those successors are committed to a smooth and even ebullient transfer of Hong Kong from the U.K. on July 1, 1997. We added two Hong Kong-listed, Southern China conglomerates to the portfolio, Guangdong Investment and Guangzhou Investment. We also added First Pacific, a Hong Kong-listed, regional conglomerate with interests in telecommunications, consumer goods, banking, and property.

  The Singapore market was extremely dull over the quarter, falling 5.6% on light volume and somewhat disappointing corporate earnings. Nevertheless, the overall environment remains the envy of other Asian countries: low inflation, a large current account surplus, and gently easing interest rates. With valuations at the low end of historic ranges, we view the market favorably. Over the quarter, we added to our bank holdings, such as Overseas Union Bank, as price/earnings ratios are again below projected earnings growth while balance sheets are rock solid. However, we trimmed our position in the ship repairers, as falling shipbuilding prices are encouraging owners to buy new ships rather than repair old ones.

-------------------------------------------------------------------------------
Market Performance
-------------------------------------------------------------------------------

                                                         Periods Ended 10/31/95
                                                         (in U.S. Dollar Terms)
                                                         ----------------------
                                                         3 Months     12 Months
                                                         --------     ---------
Australia                                                  -1.0%          6.1%

Hong Kong                                                   2.7           0.8

Indonesia                                                  -6.3         -10.9

Malaysia                                                  -12.6         -13.8

New Zealand                                                 1.9          14.8

Philippines                                               -17.3         -21.7

Singapore                                                  -5.6          -7.7

South Korea                                                 7.4          -2.0

Thailand                                                   -7.4         -14.5

-------------------------------------------------------------------------------
Source: Morgan Stanley Capital International Perspective

  Malaysian stock prices fell significantly in dollar terms. The economy seems to be on steroids, having grown 8% or more each year for eight years. The side effects of this growth are manifested by labor shortages, barely suppressed inflation, and a ballooning current account deficit. Interest rates have edged up to attract short-term capital to balance external payments, but higher rates have cut into corporate earnings and siphoned liquidity away from stocks. We took profits in some of our market-leading infrastructure plays, Renong and United Engineers, and are looking to trim elsewhere.

 A similar picture of overheating is also evident in the other Southeast Asian economies, particularly Thailand, Indonesia, and the Philippines, where widening current account deficits and inflation weighed on their respective markets. These pressures were exacerbated by the return of "hot" short-term capital inflows into the region, in striking contrast to early 1995 when Mexico-related concerns led to a flurry of speculative selling in a number of regional currencies.

  Nevertheless, our confidence in the long-run growth potential of this region is unshaken for two reasons. First, we are encouraged by the revival since early 1994 of foreign direct investment in manufacturing, a key feature of the late 1980s boom. As the Japanese economy recovers, we expect this trend to continue. The second reason is strong export growth despite rising cost pressures and wage competition from labor surplus countries such as China, India, and Vietnam. Essentially the Southeast Asian countries are successfully climbing the value-added ladder and remain highly competitive.

  Thailand was particularly weak this past quarter. Investment now exceeds 40% of GDP, one of the highest rates in the world, and accelerating capital imports are affecting the current account deficit despite strong export growth (+24% annually in August). Inflation rose steadily all year, hitting an annual rate of 6.6% in October. We shaved weightings slightly in some banks, where valuations are high, and in Siam Cement.

  The picture is similar in Indonesia, where September inflation came in at an annual rate of 9%, and June trade numbers showed the first deficit in four years. Nevertheless,

--------------------------------------------------------------------------------
Geographic Diversification
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

                Hong Kong                                   26%
                Malaysia                                    19%
                Singapore                                   15%
                South Korea                                  9%
                Thailand                                     9%
                Indonesia                                    6%
                Other and Reserves                          16%

approved foreign direct investment projects totaled over $30 billion for the 12 months ending August, a 67% increase over the previous year and a sure sign that the recent investment deregulation package (which cut red tape and allowed higher foreign ownership in certain industries) is attracting foreign capital. The market ended the quarter down over 6%, depressed by the prospect of a massive Telkom stock offering in the fourth calendar quarter. We cut weightings slightly in cement stocks Semen Cibinong and Semen Gresik.

  The Philippines market was torpedoed by the September inflation number, which soared to an annual rate of 11.8% from 8.4% in August, and ended the quarter down over 17% in dollar terms. Here again, foreign direct investment is encouraging: first half foreign investment nearly doubled over the previous year, reflecting a number of structural reforms undertaken by the Ramos government and a perception that political risk is minimal. We added to our position in residential developer C & P Homes.

  Taiwan, which accounted for only 1.2% of fund assets on October 31, remained among the weakest markets in Asia, rocked by ongoing banking problems and China's saber rattling. China held military exercises close to Taiwan in an attempt to discourage a growing movement in the small republic seeking permanent independence from China rather than eventual reunification. We took some profits in our electronics holdings, which had benefited from the impressive runup of U.S. technology stocks.

  The South Korean economy seemed to turn the corner during the summer. The trade picture finally improved with lower import growth, which allowed corporate bond yields to fall. The South Korean stock market is interest rate driven, and falling bond yields made it one of the best Asian markets over the quarter, rising 7.4%. Taking advantage of the increase in foreign ownership limits from 12% to 15%, we significantly added to our weighting, bringing South Korean holdings to almost 10% of fund assets. Banks were the main additions, where low P/Es, discounts to book value, and the prospect of improved earnings due to the deregulation made an enticing combination. We also added to positions in core stocks Korea Electric Power and Pohang Iron & Steel, the world's second-largest steel company.

  Growth in Australia and New Zealand continued to decelerate, particularly in New Zealand, and we have virtually no exposure to either country. Over the next few years, however, we believe New Zealand will reap the benefits of fundamental restructuring. A key challenge for Australian policymakers will be to boost the nation's inadequate savings rate, and we anticipate currency weakness over the next couple of years as the commodity cycle peaks.

Summary and Outlook
Asian stock markets are still "Waiting for Godot," experiencing a normal dull period after the 1993 boom and 1994 correction. Economies are overheating and earnings growth decelerating. However, not all markets in the region are at the same stage in this cycle. China and Hong Kong were the first to slow and promise to be the first to recover, which is why we have raised these weightings, especially in China. We already see the first swallows of spring for these two interconnected economies and stock markets in the guise of improved property prices, credit creation, and money flows from U.S. investors. As the U.S. bull market slows, especially the technology sector, investors will look for the next growth area, and we believe they will look east to Asia.

                                                   Respectfully submitted,

                                                   /s/ Martin G. Wade

                                                   Martin G. Wade
                                                   President

November 17, 1995

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------
Periods Ended October 31, 1995

Change in Price Per Share
---------------------------------
3 Months (From $8.76 to $8.12)                                            $-0.64
12 Months (From $10.07 to $8.12)                                           -1.95
--------------------------------------------------------------------------------
Total Net Assets                                                $1,908.9 million
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Twenty-Five Largest Holdings
-------------------------------------------------------------------------------
October 31, 1995

                                                                     Percent of
                                                                     Net Assets
                                                                    ------------
Hutchison Whampoa, Hong Kong                                            4.0%
United Overseas Bank, Singapore                                         2.9
Korea Electric Power, South Korea                                       2.8
Dao Heng Bank Group, Hong Kong                                          2.8
United Engineers, Malaysia                                              2.5
Renong, Malaysia                                                        2.4
Swire Pacific 'A', Hong Kong                                            2.4
Technology Resources Industries, Malaysia                               2.4
Guoco Group, Hong Kong                                                  2.4
Huaneng Power International
  'N' ADR (USD), China                                                  2.1
Hong Kong Land Holdings (USD), Hong Kong                                1.8
Singapore Land, Singapore                                               1.8
Siam Commercial Bank, Thailand                                          1.6
Wharf Holdings, Hong Kong                                               1.5
Bangkok Bank Public, Thailand                                           1.3
DBS Land, Singapore                                                     1.3
Singapore Airlines, Singapore                                           1.3
Singapore Press, Singapore                                              1.2
Guangdong Electric Power (HKD), China                                   1.2
Arab Malaysian Finance, Malaysia                                        1.2
Westmont, Malaysia                                                      1.2
Indosat, Indonesia                                                      1.1
Samsung Electronics, South Korea                                        1.0
Commerce Asset Holdings, Malaysia                                       1.0
Affin Holdings, Malaysia                                                1.0
--------------------------------------------------------------------------------
Total                                                                  46.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Industry Diversification
--------------------------------------------------------------------------------
October 31, 1995

                                                                     Percent of
                                                                     Net Assets
                                                                    ------------
Finance                                                                44.5%
Services                                                               13.0
Multi-Industry                                                         10.7
Materials                                                               9.1
Capital Equipment                                                       7.8
Energy                                                                  7.8
Consumer Goods                                                          3.9
Other Industries                                                        0.2
Reserves                                                                3.0
--------------------------------------------------------------------------------
Total                                                                 100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Security Classification
--------------------------------------------------------------------------------
October 31, 1995

                                               Percent                 Market
                                               of Net      Cost        Value
                                               Assets      (000)       (000)
                                               -------  ----------   ----------
Common Stocks,
  Rights and
  Warrants                                       95.4%  $1,819,819   $1,819,046
Preferred Stocks                                  0.3        5,259        6,615
Bonds                                             1.3       25,629       25,121
Short-Term
  Investments                                     0.7       13,583       13,583
                                               ------   ----------   ----------
Total Investments                                97.7    1,864,290    1,864,365
Other Assets Less
  Liabilities                                     2.3       44,614       44,528
--------------------------------------------------------------------------------
Total Net Assets                                100.0%  $1,908,904   $1,908,893
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                   COMPARISON OF SIX YEAR CUMULATIVE RETURN
                 AMONG NEW ASIA FUND AND MSCI PACIFIC EX-JAPAN

            Measurement period            New Asia     MSCI Pacific
            (Fiscal Year Covered)             Fund       Ex-Japan
            ---------------------             ----     ------------
            Measurement PT -
             9/28/90                        $ 10,000     $ 10,000

            FYE 10/90                       $ 10,290     $  9,877
            FYE 10/91                       $ 11,702     $ 13,192
            FYE 10/92                       $ 13,856     $ 14,476
            FYE 10/93                       $ 21,014     $ 22,042
            FYE 10/94                       $ 21,878     $ 24,524
            FYE 10/95                       $ 19,756     $ 24,014

Note: The index return does not reflect expenses, which have been deducted from the fund's return.
* Commencement of operations.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------
Periods Ended October 31, 1995

                                                   Since
                                                 Inception
                        1 Year       5 Years     (9/28/90)
                        ------       -------     ---------
                        -9.70%        13.93%       14.30%

--------------------------------------------------------------------------------
Note: For the above periods ended 9/30/95, the fund's returns were -7.82%, 15.15%, and 15.15%, respectively.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

--------------------------------------------------------------------------------
Portfolio of Investments
T. Rowe Price New Asia Fund / October 31, 1995
--------------------------------------------------------------------------------
(values in thousands)

                                                                          Value
                                                                         -------
--------------------------------------------------------------------------------
CHINA -- 6.2%
--------------------------------------------------------------------------------
COMMON STOCKS
    4,998,000 shs  *China North Industries
                       Investment (USD)..............................    $ 4,548
   41,988,000     +*Guangdong Electric
                       Power (HKD)...................................     23,080
    2,519,400      *Huaneng Power International
                       'N' ADR (USD).................................     40,625
   72,452,000     +*Jilin Chemical
                       Industrial 'H' (HKD)..........................     15,181
   15,922,000       Qingling Motors 'H' (HKD)........................      3,480
   36,917,000       Shanghai Haixing Shipping
                       'H' (HKD).....................................      3,820
   39,019,000       Shanghai Petrochemical
                       'H' (HKD).....................................     11,229
    3,398,000       Shanghai Shangling Electric
                       Appliance 'B' (USD)...........................      2,990
   43,396,000       Yizheng Chemical Fibre
                       'H' (HKD).....................................     12,629
Total China                                                              117,582

--------------------------------------------------------------------------------
HONG KONG -- 25.9%
--------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
      194,000       Amway Asia Pacific (USD).........................      6,256
    1,400,000       Cheung Kong Holdings.............................      7,895
    1,600,000       China Light & Power..............................      8,526
    9,420,000       China Strategic Investment.......................      3,472
    1,350,000 wts  *China Strategic Investment,
                       8/30/97.......................................        122
    2,400,000 shs   Citic Pacific....................................      7,496
   14,528,260       Dao Heng Bank Group..............................     53,271
   19,344,000      +Fairyoung Holdings...............................      8,506
    3,334,400 wts +*Fairyoung Holdings, 6/30/96......................        125
   15,160,000 shs   First Pacific....................................     17,451
    3,142,000       Giordano International...........................      2,601
    1,939,000       Goldlion Holdings................................      1,103
    5,584,000       Great Eagle Holdings.............................     15,311
   28,310,000       Guangdong Investment.............................     16,660
   69,342,000       Guangzhou Investment.............................     14,260
    9,764,000       Guoco Group......................................     45,210
    6,078,000       HKR International................................      5,267
   19,697,590       Hon Kwok Land Investment.........................      5,987
      250,000       Hong Kong & Shanghai Bank........................      3,638
    1,199,000       Hong Kong Ferry..................................      1,241
   19,078,501       Hong Kong Land
                       Holdings (USD)................................     34,341
   13,800,000 shs   Hutchison Whampoa................................     76,035
    6,446,000       Hysan Development................................     16,424
    3,880,000       Kumagai Gumi.....................................      2,936
   13,838,000       Manhattan Card...................................      5,906
    5,651,000       Ming Pao Enterprise..............................      2,741
   13,146,000       National Mutual Asia.............................     10,117
      650,000       New World Development............................      2,530
    4,948,082       New World Infrastructure
                       Limited.......................................      8,704
      710,000      +Pacific Basin Bulk
                    Shipping (USD)...................................     10,029
   11,540,000       Pokphand.........................................      4,627
    4,559,000       Shangri-La Asia Capital..........................      5,042
    2,085,090      *South Sea Development............................         76
   10,868,000       Swank International
                       Manufacturers.................................      1,279
    6,150,000       Swire Pacific 'A'................................     46,135
   14,590,000       Techtronic Industries............................      1,510
      246,000      *Ultronics International..........................         10
    8,200,000       Wharf Holdings...................................     27,681
    4,331,000       Wing Hang Bank...................................     13,948

Total Hong Kong                                                          494,469

--------------------------------------------------------------------------------
INDIA -- 1.9%
--------------------------------------------------------------------------------
COMMON STOCKS
      526,000       Grasim Industries GDS (USD)......................     10,915
      463,000       Hindalco GDR (USD)...............................     14,770
        5,700       Indian Rayon & Industries
                       GDR (USD).....................................         68
      610,000      +Reliance Industries
                       GDS (USD).....................................      9,299
       78,000       Tata Engineering &
                       Locomotive GDR (USD)..........................      1,618
Total India                                                               36,670

--------------------------------------------------------------------------------
INDONESIA -- 6.5%
--------------------------------------------------------------------------------
COMMON STOCKS
    2,691,000       Astra International..............................      5,392
    5,496,750       Bank Dagang Nasional.............................      4,901
    1,100,000       Citra Marga Nusaphala
                       Persada.......................................        908
    3,824,000       Dharmala Intiland................................      2,147
      682,166       Duta Anggada Realty..............................        428
      149,200       Gadjah Tunggal...................................         95
    1,885,500       Hanjaya Mandala Sampoerna........................     17,435
    3,139,300       Indofoods Sukses Makmur..........................     14,515
    2,621,500       Indorama Synthetic...............................      8,686
    3,343,000       Indosat..........................................     11,335

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      291,510 shs   Indosat 'B' ADR (USD)............................    $ 9,656
    1,188,000       Jaya Real Property...............................      3,387
      394,000       Kalbe Farma......................................      1,249
      512,000       Modernland Realty................................        722
    4,678,000       Mulia Industrindo................................     13,801
    2,815,050       Pabrik Kertas Tjiwi Kimia........................      5,206
    4,527,500       Panin Bank.......................................      4,984
    1,021,400       Semen Cibinong...................................      2,676
    5,117,000       Semen Gresik.....................................     13,294
    1,518,000       United Tractors..................................      3,008
                                                                         123,825

CONVERTIBLE BOND

1,228,800,000 IDR   Modernland Realty,
                       6.00%, 1/4/03.................................        512
Total Indonesia                                                          124,337

--------------------------------------------------------------------------------
MALAYSIA -- 18.9%
--------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
    9,477,000 shs   Affin Holdings...................................     17,902
    1,154,400 wts  *Affin Holdings, 11/15/99.........................        732
    1,672,000 shs   Aokam Perdana....................................      2,803
      298,800 wts  *Aokam Perdana, 4/16/97...........................        381
    1,355,000 shs   Arab Malaysian...................................      4,559
    5,323,333       Arab Malaysian Finance...........................     18,645
    1,927,000       Bandar Raya
                       Development...................................      2,882
    3,450,000 wts  *Bandar Raya Development,
                       9/1/97........................................      2,919
    6,053,000 shs   Berjaya Leisure..................................      4,598
    4,500,666       Berjaya Sports Toto..............................      9,388
    3,474,000       Chemical Company
                       of Malaysia...................................      6,973
    2,221,000       Commerce Asset Holdings..........................     11,013
    2,881,333 wts  *Commerce Asset Holdings,
                       6/27/98.......................................      7,824
    1,816,000 shs  *Crest Petroleum..................................      3,559
    2,530,000       Hong Leong Bank..................................      6,820
    1,235,000       Ioi Properties...................................      2,600
    4,119,500       Land & General...................................      9,565
    7,250,000       Magnum...........................................     12,326
    3,681,000       Malaysian Airline System.........................     10,068
    3,595,000       Malaysian Assurance
                    Alliance.........................................     14,573
    3,000,000       MBF Capital......................................      2,834
    2,290,000       Metacorp.........................................      5,813
    1,654,000      *Pacific & Orient.................................      4,524
    4,021,000       Public Finance...................................      7,564
   28,414,000       Renong...........................................     43,387
      600,000       Resorts World....................................      2,928
    2,320,000       Sungei Way Holdings..............................      7,806
      816,000 wts  *Sungei Way Holdings,
                       8/20/97.......................................      1,927
    2,040,000 shs   Sunway Building
                       Technology....................................      5,459
    1,010,000       Tanjong..........................................      2,544
   18,018,000      *Technology Resources
                       Industries....................................     45,736
    5,340,000       United Engineers.................................     33,204
    6,377,000      +Westmont.........................................     22,085
                                                                         335,941

PREFERRED STOCKS
    8,073,333       Arab Malaysian Finance,
                       7.50% Cv. Loan Stock,
                       11/20/99......................................      4,289
    1,381,000       Berjaya Sports Toto, 9.00%
                       Cv. Loan Stock, 10/30/97......................      2,326
                                                                           6,615

CONVERTIBLE BONDS
    2,900,000 USD   Renong, 2.50%, 1/15/05...........................      3,176
   13,585,000       United Engineers,
                       2.00%, 3/1/04.................................     15,181
                                                                          18,357

Total Malaysia                                                           360,913

--------------------------------------------------------------------------------
NEW ZEALAND -- 0.1%
--------------------------------------------------------------------------------
COMMON STOCK
      508,450 shs   Independent Newspapers...........................      1,551

--------------------------------------------------------------------------------
PHILIPPINES -- 3.5%
--------------------------------------------------------------------------------
COMMON STOCKS
    7,091,250       Ayala Land 'B'...................................      8,179
    7,075,000      *C & P Homes......................................      4,556
      469,100       Enron Global Power &
                       Pipeline (USD)................................     11,082
   17,113,500       JG Summit Holdings 'B'...........................      4,803
       50,000       JG Summit Holdings 'B'
                       GDS (USD).....................................      1,400
      132,060       Manila Electric..................................        985
   20,000,000       Metro Pacific....................................      2,884
      640,000       Philipine Commerce
                       International Bank............................      5,241
       69,220       Philippine Long Distance
                       Telephone.....................................      3,859
       77,500       Philippine Long Distance
                       Telephone ADR (USD)...........................      4,350
    1,679,500      *Pilipino Telephone...............................      1,485
   25,709,450      *SM Prime.........................................      6,919
   85,261,000      *Southeast Asia Cement............................     11,145

Total Philippines                                                         66,888

--------------------------------------------------------------------------------
SINGAPORE -- 14.6%
--------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
    8,327,000 shs   DBS Land.........................................   $ 24,633
      882,000       Development Bank
                       of Singapore..................................     10,112
    1,249,000       Far East Levingston
                       Shipbuilding..................................      5,392
    2,790,000       Jurong Shipyard..................................     18,560
    1,513,000       Keppel...........................................     12,421
    2,121,000       Mandarin Oriental (USD)..........................      2,376
    7,418,000       Neptune Orient Lines.............................      8,137
    2,938,000       Overseas Union Bank..............................     18,298
    3,185,000       Overseas Union Enterprises.......................     16,906
    1,683,000       Sembawang........................................      8,159
    2,577,000       Singapore Airlines...............................     23,891
    6,052,000       Singapore Land...................................     33,836
    1,517,560       Singapore Press..................................     23,735
    1,105,000       Straits Steamship Land...........................      3,097
   17,378,000       United Industrial................................     15,496
    5,785,500       United Overseas Bank.............................     50,772
      982,208 wts  *United Overseas Bank,
                       6/17/97.......................................      3,754
Total Singapore                                                          279,575

--------------------------------------------------------------------------------
SOUTH KOREA -- 9.5%
--------------------------------------------------------------------------------
COMMON STOCKS AND RIGHTS
    1,146,000 shs   Cho Hung Bank....................................     16,414
      326,275       Daewoo Securities................................     11,104
      845,320       Hanil Bank.......................................     10,926
      456,700       Hanil Securities.................................      6,983
      100,000       Keum Kang Development............................      2,222
      657,300      *Kook Min Bank....................................     13,702
      180,716      *Kook Min Bank, new...............................      3,472
    1,199,000       Korea Electric Power.............................     53,803
      433,540       Korea First Bank.................................      4,216
           80       Korea Growth Trust IDR
                       (USD).........................................      2,840
       60,000      *Korea Mobile
                       Telecommunications
                       GDS (USD).....................................      2,235
      147,971       Kun Young Construction...........................      2,321
       34,474 rts  *Kun Young Construction...........................          0
      108,080 shs   Pohang Iron & Steel..............................     10,819
       85,735       Samsung Electronics..............................     19,483
          781      *Samsung Electronics, new.........................        172
       98,091      *Samsung Engineering &
                       Construction..................................      3,256
       36,834 shs  *Samsung Engineering &
                       Construction, new.............................   $  1,184
    1,196,000       Seoul Bank.......................................     11,504
      105,000       Yukong...........................................      3,952

Total South Korea                                                        180,608

--------------------------------------------------------------------------------
TAIWAN -- 1.2%
--------------------------------------------------------------------------------
COMMON STOCKS
      293,000       China Steel GDS (USD)............................      5,421
      666,592      *GVC Corporation
                       GDR (USD).....................................      5,999
      329,673     +*Tung Ho Steel Enterprise
                       GDR (USD).....................................      3,544
      232,329      *Yageo GDR (USD)..................................      2,265
                                                                          17,229

CONVERTIBLE BONDS
     1,100,000 USD  Acer, 4.00%, 6/10/01.............................      3,383
     2,989,000      Formosa Chemical & Fibre,
                       1.75%, 7/19/01................................      2,869
                                                                           6,252
Total Taiwan                                                              23,481

--------------------------------------------------------------------------------
THAILAND -- 8.6%
--------------------------------------------------------------------------------
COMMON STOCKS
      462,000 shs   Advanced Information
                       Service Public................................      7,344
    2,456,900       Bangkok Bank Public..............................     25,384
    3,124,800       Bank of Ayudhya..................................     18,005
      475,300       Central Pattana Public...........................      1,699
       43,000       Central Pattana Public (L).......................        154
    1,139,300       Krung Thai Bank Public...........................      4,505
      326,000       Land & House.....................................      5,260
      400,000       PTT Exploration &
                       Production....................................      3,624
    2,926,000      *Sahavirya Steel..................................      4,476
      308,300       Siam Cement......................................     16,809
    2,544,800       Siam Commercial Bank.............................     29,731
    1,994,620       Thai Farmers Bank................................     16,486
    3,108,600       Thai Military Bank...............................     12,229
    1,705,000      *Total Access
                       Communications (USD)..........................     10,315
      574,100          United Communications.........................      7,209

Total Thailand                                                           163,230

--------------------------------------------------------------------------------
VIETNAM -- 0.1%
--------------------------------------------------------------------------------
COMMON STOCK
      140,800      *Lazard Freres & Co.
                       Vietnam Fund (USD)............................      1,478

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.7%
--------------------------------------------------------------------------------

  $10,000,000       Avco Financial Services
                       Floating Rate
                       Medium-Term Note,
                       5.827%, 12/21/95..............................    $10,000
    3,000,000       National Westminster Bank,
                       Commercial Paper,
                       6.125%, 11/8/95...............................      3,001
      582,166       Investments in Commercial
                       Paper through a joint
                       account, 5.87-5.88%, 11/1/95..................        582

Total Short-Term Investments                                              13,583

--------------------------------------------------------------------------------
Total Investments in Securities -- 97.7%
  of Net Assets (Cost $1,864,290)
$1,864,365
--------------------------------------------------------------------------------

Other Assets Less Liabilities..................................           44,528
                                                                      ----------

NET ASSETS.....................................................       $1,908,893
                                                                      ==========

NET ASSET VALUE PER SHARE......................................            $8.12
                                                                           =====
--------------------------------------------------------------------------------

*   Non-income producing
+   Affiliated company
HKD Hong Kong dollar
IDR Indonesian rupia
USD U.S. dollar
(L) Local registered

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
T. Rowe Price New Asia Fund / October 31, 1995
(in thousands)

ASSETS
Investments in securities, at value (cost $1,864,290).............    $1,864,365
Other assets......................................................        73,895
                                                                      ----------
Total assets......................................................     1,938,260
                                                                      ----------

LIABILITIES.......................................................        29,367
                                                                      ----------

NET ASSETS........................................................    $1,908,893
                                                                      ==========
Net Assets Consist of:
Accumulated net investment income - net of distributions..........    $   17,116
Accumulated net realized gain/loss - net of distributions.........       (41,030)
Net unrealized gain (loss)........................................           (11)
Paid-in-capital applicable to 235,132,955 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of the
  Corporation authorized..........................................     1,932,818
                                                                      ----------

NET ASSETS........................................................    $1,908,893
                                                                      ==========

NET ASSET VALUE PER SHARE.........................................         $8.12
                                                                           =====

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
T. Rowe Price New Asia Fund / Year Ended October 31, 1995
(in thousands)

INVESTMENT INCOME
Income
  Dividend (net of foreign taxes of $3,900).........................   $  34,731
  Interest..........................................................       7,748
  Other.............................................................          43
                                                                       ---------
  Total income......................................................      42,522
                                                                       ---------

Expenses
  Investment management.............................................      16,864
  Shareholder servicing.............................................       4,266
  Custody and accounting............................................         987
  Prospectus and shareholder reports................................         424
  Registration......................................................         237
  Proxy and annual meeting..........................................          94
  Directors.........................................................          39
  Legal and audit...................................................          23
  Miscellaneous.....................................................          76
                                                                       ---------
  Total expenses....................................................      23,010
                                                                       ---------
Net investment income...............................................      19,512
                                                                       ---------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Securities........................................................     (39,711)
  Foreign currency transactions.....................................      (2,753)
                                                                       ---------
  Net realized gain (loss)..........................................     (42,464)
                                                                       ---------
Change in net unrealized gain or loss on:
  Securities........................................................    (197,815)
  Other assets and liabilities denominated in foreign currencies....         (24)
                                                                       ---------
  Change in net unrealized gain or loss.............................    (197,839)
                                                                       ---------
Net realized and unrealized gain (loss).............................    (240,303)
                                                                       ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...................   $(220,791)
                                                                       =========

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
T. Rowe Price New Asia Fund
(in thousands)

                                                         Year Ended October 31,
                                                           1995          1994
                                                        ----------    ----------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
  Net investment income..............................  $   19,512    $   17,373
  Net realized gain (loss)...........................     (42,464)      202,920
  Change in net unrealized gain or loss..............    (197,839)     (176,293)
                                                       ----------   -----------
  Increase (decrease) in net assets from operations..    (220,791)       44,000
                                                       ----------   -----------
Distributions to shareholders
  Net investment income..............................     (15,633)       (6,625)
  Net realized gain..................................    (199,093)      (35,973)
                                                       ----------   -----------
  Decrease in net assets from distributions..........    (214,726)      (42,598)
                                                       ----------   -----------
Capital share transactions*
  Shares sold........................................     666,757     1,784,458
  Distributions reinvested...........................     204,998        40,413
  Shares redeemed....................................    (830,186)   (1,173,882)
                                                       ----------   -----------
  Increase (decrease) in net assets from capital
   share transactions................................      41,569       650,989
                                                       ----------   -----------
  Increase (decrease) in net assets..................    (393,948)      652,391

NET ASSETS
Beginning of period..................................   2,302,841     1,650,450
                                                       ----------    ----------
End of period........................................  $1,908,893    $2,302,841
                                                       ==========    ==========
--------------------------------------------------------------------------------

*Share information
  Shares sold........................................      81,249       177,655
  Distributions reinvested...........................      25,593         3,858
  Shares redeemed....................................    (100,461)     (119,834)
                                                       ----------    ----------
  Increase (decrease) in shares outstanding..........       6,381        61,679
                                                       ==========   ==========

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
T. Rowe Price New Asia Fund / October 31, 1995

Note 1 - Significant Accounting Policies

T. Rowe Price International Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940. The New Asia Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the Corporation.

A) Valuation - Equity securities listed or regularly traded on a securities exchange (including Nasdaq) are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.

  For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Affiliated Companies - Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

C) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

D) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

A) Emerging Markets - At October 31, 1995, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

B) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

C) Securities Lending - To earn additional income, the fund lends its securities to approved brokers. At October 31, 1995, the market value of securities on loan was $26,498,000, which was fully collateralized with cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

D) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,207,678,000 and $1,319,045,000, respectively, for the year ended October 31, 1995.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $40,050,000 which expire in 2003. The Fund intends to retain gains realized in future years that may be offset by available capital loss carryforwards.

  In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $2,464,000 of undistributed net investment income and $2,474,000 of undistributed net realized gains were reclassified as a $10,000 decrease to paid-in-capital during the year ended October 31, 1995. The results of operations and net assets were not affected by the reclassifications.

  At October 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,864,290,000 and net unrealized gain aggregated $75,000, of which $168,242,000 related to appreciated investments and $168,167,000 to depreciated investments.

Note 4 - Related Party Transactions

The fund is managed by Rowe Price-Fleming International, Inc. (the Manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

  The investment management agreement between the fund and the Manager provides for an annual investment management fee, of which $1,402,000 was payable at October 31, 1995. The fee is computed daily and paid monthly, consisting of an Individual Fund Fee equal to 0.50% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Price Associates (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At October 31, 1995, and for the year then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

  In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,366,000 for the year ended October 31, 1995, of which $401,000 was payable at period-end.

  During the year ended October 31, 1995, the fund, in the ordinary course of business, paid commissions of $2,523,000 to, and placed security purchase and sale orders aggregating $516,321,000 with, certain affiliates of the Manager in connection with the execution of various portfolio transactions.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
T. Rowe Price New Asia Fund

                                                        For a share outstanding throughout each period++++
                                          ----------------------------------------------------------------------------
                                               Year Ended          Ten Months         Year Ended       September 28,
                                               October 31,            Ended          December 31,        1990* to
                                           -------------------     October 31,     ----------------     December 31,
                                            1995         1994         1993++        1992      1991          1990
                                          ----------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD...................    $10.07        $ 9.88        $6.34        $5.91      $5.04         $5.00
                                          ------       -------        -----        -----      -----         -----
Investment Activities
  Net investment income...............      0.08          0.06         0.03         0.10       0.10**        0.04**
  Net realized and unrealized
    gain (loss).......................     (1.07)         0.36         3.51         0.56       0.87          0.04
                                           -----       -------        -----        -----      -----         -----
  Total from investment activities....     (0.99)         0.42         3.54         0.66       0.97          0.08
                                           -----       -------        -----        -----      -----         -----
Distributions
  Net investment income...............     (0.07)        (0.04)          --        (0.10)     (0.10)        (0.04)
  Net realized gain...................     (0.89)        (0.19)          --        (0.13)        --            --
                                          ------       -------        -----        -----      -----         -----
  Total distributions.................     (0.96)        (0.23)          --        (0.23)     (0.10)        (0.04)
                                          ------       -------        -----        -----      -----         -----
NET ASSET VALUE, END OF PERIOD........    $ 8.12       $ 10.07        $9.88        $6.34      $5.91         $5.04
                                          ======       =======        =====        =====      =====         =====
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Total return..........................      (9.7)%         4.1%         55.8%       11.2%      19.3%**        1.6%**
Ratio of expenses to
  average net assets..................       1.15%        1.22%         1.29%+      1.51%      1.75%**       1.75%**+
Ratio of net investment income to
  average net assets..................       0.97%        0.85%         1.02%+      1.64%      1.75%**       2.10%**+
Portfolio turnover rate...............       63.7%        63.2%         40.4%+      36.3%      49.0%          3.2%+
Net assets, end of period
  (in thousands)......................  $1,908,893   $2,302,841    $1,650,450    $314,504   $102,922       $10,986
----------------------------------------------------------------------------------------------------------------------

    + Annualized.
 ++++ All per share figures reflect the 2-for-1 stock split effective May 27,
      1994.
    * Commencement of operations.
   ++ The fund's fiscal year-end was changed to October 31.
   ** Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through December 31, 1992.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price New Asia Fund

In our opinion, the accompanying statement of assets & liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Asia Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc.) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the year ended October 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1995 by correspondence with custodians and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provides a reasonable basis for the opinion expressed above. The financial statements of the Fund for the fiscal periods presented prior to the year ended October 31, 1995 were audited by other independent accountants whose report dated November 17, 1994 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP

Baltimore, Maryland
November 17, 1995



During fiscal 1995, Price Waterhouse LLP succeeded Coopers & Lybrand, L.L.P. as independent accountants for the T. Rowe Price New Asia Fund, a decision that was approved by the fund's Board of Directors. During the last two fiscal years, the fund has received unqualified opinions and has had no disagreements with Coopers & Lybrand, L.L.P. or reportable events that caused the change.

--------------------------------------------------------------------------------
                                                   Annual Report
--------------------------------------------------------------------------------
For yield, price, last transaction,
and current balance, 24 hours,                     T. Rowe Price
7 days a week, call:                               -------------
1-800-638-2587 toll free
625-7676 Baltimore area                            New Asia Fund

For assistance with your existing
fund account, call:
Shareholder Service Center                         October 31, 1995
1-800-225-5132 toll free
625-6500 Baltimore area

T. Rowe Price
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distri-
bution only to shareholders and to
others who have received a copy of
the prospectus of the T. Rowe Price
New Asia Fund.


[LOGO OF T. ROWE PRICE APPEARS HERE]

NAF